FINANCIAL INSTRUMENTS FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2018
Financial Instruments Fair Value Disclosures
NOTE 17 - FINANCIAL INSTRUMENTS FAIR VALUE DISCLOSURES

The Corporation has determined that the carrying value of its short-term financial assets and liabilities approximates their fair value due to the immediate or short-term maturity of these financial instruments. The fair values of the convertible notes, determined using a discounted cash flow model for a similar liability that does not have an equity conversion option, have been determined to approximate the carrying amounts. Accordingly, the only financial instrument stated at fair value in the statement of financial position are convertible notes as of December 31, 2016, which are presented as a Level II liability in the amount of $931,000.